SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

_______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

April 6, 2005

Date of Report

(Date of earliest event reported)

PHOENIX COLOR CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-50995	22-2269911
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

540 Western Maryland Parkway, Hagerstown, Maryland (Address of Principal Executive Offices)	21740 (ZIP Code)

Registrant’s telephone number, including area code: (301) 733-0018

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit 99.1 - Press Release of Phoenix Color Corp., dated March 31, 2005.

Item 2.02	Results of Operations and Financial Condition.

On March 31, 2005, Phoenix Color Corp. issued a press release which included financial results for the year ended December 31, 2004. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18, or otherwise under the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOENIX COLOR CORP.

Date: April 6, 2005	By: /s/ Louis LaSorsa

Louis LaSorsa

Chairman and Chief Executive Officer